UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 31, 2005
                                -----------------
                Date of Report (Date of earliest event reported)

                            IVI COMMUNICATIONS, INC.
                            ------------------------


               (Exact Name of Registrant as specified in Charter)

                          Commission File No. 000-32797



            Nevada                                    33-0965560
   ----------------------------                  -------------------
   (State of Other Jurisdiction                    (I.R.S. Employer
       of Incorporation)                          Identification No.)




6171 W. Century Blvd., Suite 130                          90045
- ---------------------------------------              ------------
(Address of Principal Executive Office)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (310) 216-7740




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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 2005, IVI Communications, Inc. completed the purchase of Internet Business Consulting, Inc. and AppState.Net, LLC from James R. Hollis by acquiring 100% of the stock of IBC and AppState.net, as described in Exhibit
2.4. The Company paid one times annual revenue in a dollar-for-dollar stock exchange with its stock valued at $1.00 per share, plus $580,000 cash to be paid over two years. IBC is a leading provider of turnkey wireless networks that has the expertise required to engineer, install, and support wireless applications and solutions. AppState.net is an Internet Service Provider founded in July 1999 in the Appalachian State University town of Boone, NC. Unaudited gross revenue in 2004 for IBC was $2,500,000 and for AppState.net $200,000. This acquisition launches IVI Communications business plan.

         Jim Hollis, who founded IBC in May of 1996 and who was recently honored by Part-15.org as its Wireless Internet Service Provider Consultant of the Year, will remain the President of both IBC and AppState.net.

         Nyhl Henson, CEO, and Charlie Roodenburg, COO, of IVI Communications, Inc. will be appointed to the Board of Directors.

Nyhl Henson, a cable television programming pioneer and entertainment industry executive, has served as President and CEO of IVI Communications since June 2000. Mr. Henson was instrumental in the development of The Movie Channel, was a co-creator of Nickelodeon TV and a key contributor to the development of MTV. He was named Chairman and CEO of Country Music Television when Music Village acquired the fledgling network. Mr. Henson most recently has served as CEO of Craftsman and Scribes Creative Workshop, an award-winning New York City-based children's television production company.

Charlie Roodenburg serves as COO. He has had hands-on management responsibility for rural ISP operations since 1997, managing six brands throughout California to generate EBITDA in excess of 20%. He was responsible for the launch of PeRKInet, a telco return cable broadband service in 1998 and launched a DSL broadband offering in 1999. Throughout his career with IVI, Roodenburg has managed the acquisition of four ISPs and the sale of three ISPs.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) The Company intends to file by amendment the required audited financial statements reflecting the acquisition no later than 71 days after the date that this report on Form 8-K must be filed.

(b) The Company intends to file by amendment the required unaudited proforma consolidated financial statements no later than 71 days after the date that this report on Form 8-K must be filed.



EXHIBITS     DESCRIPTION
--------     -----------

2.4 Business Purchase Agreement ("Agreement") Between IVI Communications, Inc., Internet Business Consulting, Inc. and AppState.Net, Llc.

99.1         Press Release February 2, 2005






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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IVI Communications, Inc.




Date:  February 4, 2005                     By:  /s/ NYHL HENSON
                                            ------------------------
                                            Nyhl Henson
                                            President